Exhibit 99.1

HMH Holding Inc. Announces Pricing of Initial Public Offering

HOUSTON, March 31, 2026 – HMH Holding Inc. (“HMH”) today announced the pricing of its initial public offering of 10,520,000 shares of its Class A common stock at $20.00 per share. The underwriters will have a 30-day option to purchase up to an additional 1,578,000 shares of Class A common stock from HMH at the initial public offering price, less underwriting discounts and commissions. The shares of Class A common stock are expected to begin trading on The Nasdaq Global Select Market on April 1, 2026 under the ticker symbol “HMH,” and the offering is expected to close on April 2, 2026, subject to customary closing conditions.

J.P. Morgan, Piper Sandler and Evercore ISI are acting as joint lead book-running managers for the offering, and Citigroup and DNB Carnegie are acting as joint book-running managers for the offering. Stifel, Nordea and Pickering Energy Partners are acting as co-managers for the offering.

The offering is being made only by means of a prospectus. When available, copies of the final prospectus relating to the offering may be obtained from: J.P. Morgan Securities LLC, c/o Broadridge Financial Solutions, 1155 Long Island Avenue, Edgewood, New York 11717, or by email at prospectus-eq_fi@jpmchase.com and postsalemanualrequests@broadridge.com; Piper Sandler & Co., 350 North 5th Street, Suite 1000, Minneapolis, Minnesota 55401, Attention: Prospectus Department, or by email at prospectus@psc.com or by telephone at (800) 747-3924; Evercore Group L.L.C., 55 East 52nd Street, 35th Floor, New York, New York 10055, Attention: Equity Capital Markets, or by email at ecm.prospectus@evercore.com or by telephone at (888) 474-0200; Citigroup, c/o Broadridge Financial Solutions, 1155 Long Island Avenue, Edgewood, New York 11717, or by telephone at (800) 831-9146; or DNB Carnegie, Inc., 30 Hudson Yards, 81st Floor, New York, New York 10001, Attention: Markets Compliance, or by email at Compliance.MarketsInc@dnb.no or by telephone at (212) 681-3800.

To obtain a copy of the prospectus free of charge, visit the Securities and Exchange Commission’s (“SEC”) website, www.sec.gov, and search under the registrant’s name, “HMH Holding Inc.”

A registration statement relating to these securities was declared effective by the SEC on March 31, 2026. This press release is being made pursuant to, and in accordance with, Rule 134 under the Securities Act of 1933, as amended, and shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

About HMH

HMH is a leading provider of highly engineered, mission-critical equipment solutions, providing customers with a comprehensive portfolio of drilling equipment, services and systems utilized in oil and gas drilling operations, both offshore and onshore. HMH’s global reach, technical expertise and innovative product offerings, coupled with its integrated operations from manufacturing to aftermarket services, allow HMH to provide customers with first class technology, engineering and project management services through the entire asset lifecycle of the equipment it provides. In addition, HMH is growing its portfolio of products and services to adjacent industries, such as mining. The complexity and criticality of HMH’s installed equipment drive customers to choose HMH for their aftermarket support, particularly in the offshore environment, which is subject to extensive regulation.

Forward-Looking Statements

The information in this press release includes forward-looking statements within the meaning of the federal securities laws. These statements generally relate to future events or our future financial or operating performance and include statements regarding the expected size, timing and results of the initial public offering. When used in this press release, words such as “expect,” “intend,” “may,” “will,” the negative of these terms and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. Forward-looking statements are based on management’s current expectations and assumptions, and are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. As a result, actual results could differ materially from those indicated in these forward-looking statements. When considering these forward-looking statements, you should keep in mind the risk factors and other cautionary statements in HMH’s prospectus. HMH undertakes no obligation and does not intend to update these forward-looking statements to reflect events or circumstances occurring after this press release, except as required by law. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this press release.

Company Contact

Tom McGee

Chief Financial Officer

HMH Holding Inc.

+1 (281) 371-4985

investorrelations@hmhw.com